                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): June 20, 2002

                              AGRILINK FOODS, Inc.
               (Exact Name of Registrant as Specified in Charter)


                 New York                                  333-70143                    16-0845824
----------------------------------------------     ------------------------   ------------------------------------
(State or other jurisdiction of incorporation)     (Commission File Number)   (IRS Employer Identification Number)


           90 Linden Oaks, Rochester, New York                   14625
        -----------------------------------------            ------------
         (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850




                                Page 1 of 4 Pages






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Item 5. Other Events

Agrilink Foods, Inc. ("Agrilink Foods") is filing this Current Report on Form 8-K pursuant to Rule 135c under the Securities Act of 1933, as amended, and for the purpose of filing with the Securities and Exchange Commission as exhibits hereto Agrilink Foods' press releases dated June 21, 2002, announcing that it expects to record a non-cash goodwill impairment charge, and that it has entered into a definitive agreement for a $175.0 million private placement of units.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits

        (a)      Financial Statements of Business Acquired.

                 None

        (b)      Pro-Forma Financial Information.

                 None

        (c)      Exhibits

                  Exhibit No.    Description
                  -----------    -----------
                  2.1            Unit Purchase Agreement, dated June 20, 2002, together
                                 with Exhibits H, I and L thereto

                                 Exhibit H - Form of Amended and Restated Marketing and
                                             Facilitation Agreement

                                 Exhibit I - Form of Termination Agreement

                                 Exhibit L - Evaluation of LLC Structure

                  99.(1)         Press Release dated June 21, 2002 related to charge

                  99.(2)         Press Release dated June 21, 2002 related to Unit Purchase Agreement


                                       2





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        AGRILINK FOODS, INC.



Date:  June 21, 2002                    By: /s/ Earl L. Powers
                                           _______________________________
                                           Earl L. Powers,
                                           Executive Vice President and
                                              Chief Financial Officer
                                           (Principal Financial Officer and
                                           Principal Accounting Officer)



                                       3




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                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------                        -----------
  2.1            Unit Purchase Agreement, dated June 20, 2002, together with Exhibits H, I and L thereto
                    Exhibit H - Form of Amended and Restated Marketing and Facilitation Agreement
                    Exhibit I - Form of Termination Agreement
                    Exhibit L - Evaluation of LLC Structure
  99.1           Press Release dated June 21, 2002, related to charge
  99.2           Press Release dated June 21, 2002 related to Unit Purchase Agreement